EXHIBIT 10.34

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO MAKER THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                          CONVERTIBLE PROMISSORY NOTE

$450,000                                                   November 30, 2007

     THIS CONVERTIBLE PROMISSORY NOTE ("Note") is issued pursuant to the terms and conditions of that certain Termination of Amended and Restated Management Agreement, dated December 26, 2007 but effective for all purposes as of November 30, 2007, by and among AMERICAN TONERSERV CORP., a Delaware corporation ("ATS"), OPTIMA TECHNOLOGIES, LLC, a Delaware limited liability company ("Maker"), AZARIA MANAGEMENT GROUP, LLC (fka OPTIMA TECHNOLOGIES, L.L.C.), a Nevada limited liability company ("Payee"), and certain other parties (the "Termination Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Termination Agreement.

     1. Obligation. For value received, Maker hereby promises to pay to the order of Payee the principal sum of Four Hundred Fifty Thousand Dollars ($450,000).

     2. Maturity Date. The term of this Note shall be three (3) months, beginning with the date of this Note and ending on March 1, 2008 (the "Maturity Date").

     3. Interest Rate. No interest shall accrue on the principal of this Note during the term of this Note.

     4. Conversion.

        (a) Automatic Conversion. At any time prior to the Maturity Date, upon the earlier to occur of (i) the closing of at least Three Million Five Hundred Thousand Dollars ($3,500,000) of Units (excluding conversion of this
Note) offered by that certain Private Placement Memorandum of ATS dated October 12, 2007 (the "PPM"); (ii) the closing of the purchase of the assets of Tonertype of Florida, LLC; or (iii) the Maturity Date, the outstanding aggregate principal amount of this Note shall be automatically converted into nine (9) Units. As used herein and as defined in the PPM, each "Unit" consists of Two Hundred Thousand (200,000) shares of Common Stock of ATS and Two Hundred Thousand (200,000) redeemable warrants, each to purchase one (1) share of Common Stock of ATS.

        (b) Mechanics and Effect of Conversion. Upon surrender of this Note to Maker, ATS shall issue and deliver to Payee a certificate or certificates for the number of shares of Common Stock to which Payee shall be entitled. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of Maker issuing any fractional shares to Payee upon the conversion of this Note, Maker shall pay to Payee the amount of outstanding principal and accrued interest that is not so converted. Upon conversion of this Note, with the proper issuance of the number of shares of Common Stock to which Payee shall be entitled and full payment of any principal and interest not converted in lieu of issuing fractional shares, Maker shall be forever released from all its obligations and liabilities under this Note.

        (c) No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon Payee or any other person any rights whatsoever as a stockholder of ATS; and no dividends shall be payable or accrued in respect of this Note or the interest represented hereby or the Common Stock obtainable hereunder until, and only to the extent that, this Note shall have been converted.

     5. Miscellaneous.

        (a) Notice. Any notice required or permitted under this Note shall be given in writing and delivered as described herein. A notice shall be deemed effectively given as follows: (i) upon personal delivery; (ii) one (1) business day after transmission by electronic means, provided such transmission is electronically confirmed as having been successfully transmitted and a copy of such notice is deposited within 24 hours for either overnight delivery or for registered or certified mail, in accordance with clause (iii) or (iv) below, respectively; (iii) one (1) business day after deposit with a reputable overnight courier service, prepaid for overnight delivery; or (iv) three (3) business days after deposit with the United States Postal Service, postage prepaid, registered or certified with return receipt requested. Addresses for notice shall be as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties:

     If to Maker or ATS:

     American TonerServ Corp.
     420 Aviation Blvd., Suite 103
     Santa Rosa, CA 95403
     Attn: Daniel J. Brinker, President and CEO

     With a copy, which shall not constitute notice, to:

     Spaulding McCullough & Tansil LLP
     90 South E Street, Suite 200
     Santa Rosa, CA 95404
     Attn: Kevin J. McCullough or Douglas J. (DJ) Drennan


     If to Payee:

     Azaria Management Group, LLC
     (fka Optima Technologies, L.L.C.)
     6041 Siesta Lane
     Port Richey, FL 34668
     Attn: Steven R. Jensen

     With a copy, which shall not constitute notice, to:

     Johnson, Pope, Bokor, Ruppel and Burns, LLP
     911 Chestnut Street
     Clearwater, FL 33756
     Attn: Michael G. Little

        (b) Time of Essence. Time is of the essence with respect to the terms, covenants, and conditions contained herein.

        (c) Entire Agreement. This Note constitutes and embodies the entire understanding and agreement of the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings of the parties hereto, whether written or oral.

        (d) Amendments and Waivers. Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), but only with the written consent of the party or parties to be bound thereby. No delay in the exercise of any right or remedy under this Note shall constitute a waiver thereof and the waiver by any party of any right or remedy under this Note on any one occasion shall not be deemed a waiver of such right or remedy on any subsequent occasion.

        (e) Assignment. This Note shall not be transferred or assigned, whether by operation of law or otherwise, without the prior written consent of the other party.

        (f) No Third Party Beneficiaries. Except as expressly provided herein, nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Note.

        (g) Headings. The titles and subtitles used in this Note are used for convenience only and shall not be considered in construing or interpreting this Note.

        (h) Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware without regard to the conflict of laws rules of such state.

        (i) Venue. Jurisdiction and venue shall exclusively lie in the Sixth Judicial Circuit of the State of Florida, in and for Pinellas County, Florida, or in the United States District Court for the Middle District of Florida (Tampa Division), with respect to any legal proceedings arising from this Note.

        (j) Severability. Whenever possible, each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

        (k) Specific Performance. Each party's obligation under this Note is unique. If any party should default in such party's obligations under this Note, each party acknowledges that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting party or parties, in addition to damages and any other available rights or remedies, may sue in equity for specific performance, and the parties hereby expressly waive the defense that a remedy in damages shall be adequate. The parties also hereby expressly waive any requirement that the nondefaulting party or parties post a bond or similar security prior to obtaining and enforcing any specific performance.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Maker has executed this Convertible Promissory Note as of the date first set forth above.

                                  MAKER:

                                  OPTIMA TECHNOLOGIES, LLC,
                                  a Delaware limited liability company

                                  By: AMERICAN TONERSERV CORP.,
                                      a Delaware corporation
                                  Its: Managing Member


                                  By:/s/ Daniel J. Brinker
                                     Daniel J. Brinker, President & CEO

Acknowledged and Agreed:

ATS:

AMERICAN TONERSERV CORP.,
a Delaware corporation



By:/s/ Daniel J. Brinker
   Daniel J. Brinker, President & CEO